COMPANY DATA:
                COMPANY CONFORMED NAME:                  IMAGE TECHNOLOGY, INC.
                CENTRAL INDEX KEY:                       0000847394
                  STANDARD INDUSTRIAL CLASSIFICATION:    BLANK CHECKS [6770]
                IRS NUMBER:                              760265438
                STATE OF INCORPORATION:                   DE
                FISCAL YEAR END:                          1231

        FILING VALUES:
                FORM TYPE:                            8-K
                SEC ACT:                                  1934 Act
                SEC FILE NUMBER:                033-27627
                FILM NUMBER:                       97588106

        BUSINESS ADDRESS:
                STREET 1:                        5172-G BROOK HOLLOW PARKWAY
                CITY:                            NORCROSS
                STATE:                           GA
                ZIP:                                            30071
                BUSINESS PHONE:                 7704168848

        MAIL ADDRESS:
                STREET 1:                        5172-G BROOK HOLLOW PARKWAY
	    CITY:                                       NORCROSS
                STATE:                           GA
                ZIP:                             30071





        UNITED STATES  SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) MAY 9, 1997


                                 3D IMAGE TECHNOLOGY, INC.
                                 -------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                             33-27627               76-0265438
---------------                          ------------         ----------------

  (State or Other                  (Commission               (I.R.S. Employer
    Jurisdiction                      File Number)        Identification No.)
 of Incorporation)


  5172-G Brook Hollow Parkway, Norcross, Georgia           30071
  -------------------------------------------------------------      -------
    (Address of Principal Executive Offices)                        (Zip Code)


                                 (770) 416-8848
                                 -------------------
               Registrant's telephone number, including area code


          (Former Name or Former Address, If Changed Since Last Report)







ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 9, 1997, Ernst & Young LLP ("Ernst & Young") resigned as auditors of the Company.The report of Ernst & Young on the Company's financial statements for the year ended December 31, 1996 stated that the Company's financial statements had been prepared assuming that the Company would continue as a going concern, but contained an uncertainty paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern based upon the deficiency in working capital and recurring operating losses, without any committed sources of equity capital.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1996, and in the subsequent interim period, there were no disagreements between Ernst & Young and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst
& Young to make reference to the matter in their report.
Ernst & Young issued a material weakness letter to the Company for the year ended December 31, 1996 due to internal control deficiencies in the following areas: recording of accounts payable, assessing the allowance for doubtful accounts, and ensuring proper sales cut-offs.
The Company has requested Ernst & Young to furnish a letter addressed to the Commission stating whether it agrees with the above statements.
A copy of that letter dated May 9, 1997 is filed as Exhibit 1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)  Exhibits.

                Exhibit No.         Description of Exhibit

                   1              Letter from Ernst & Young LLP to the
                                    Securities and Exchange Commission







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 3D Image Technology, Inc.
                                 --------------------------------
                                             (Registrant)


Date:  May 9, 1997                   /s/ALLEN LO
                                                 --------------------
                                                 ALLEN LO
                                                 Chairman and Chief Executive
				 Officer

Date: May 9, 1997                  /s/ SUNNY IP
                                                --------------------
                                                 SUNNY IP
                                                 Director and Treasurer




                                  EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT

            1              Letter from Ernst & Young LLP to the
                            Securities and Exchange Commission












                                     ERNST &
                                      YOUNG

                                                    Ernst & Young LLP
                                                    Suite 2800
                                                    600 Peachtree Street, N.E.
                                                    Atlanta, GA 30308-2215
                                                    404 874-8300
May 9, 1997

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549

We have read Item 4 included in the attached Form 8-K dated May 9, 1997 of 3D Image Technology, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Ernst & Young LLP





Copy to:     Mr. Allen Lo, 3D Image Technology, Inc.